UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2011

FFD Financial Corporation
(Exact name of registrant as specified in its charter)

Ohio	0-27916	34-1821148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    321 North Wooster Avenue, Dover, Ohio  44622
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (330) 364-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07   Submission of Matters to a Vote of Security Holders.

On October 18, 2011, FFD Financial Corporation (the “Corporation”) held its 2011 Annual Meeting of Shareholders for the purpose of considering and voting upon the following matters, each of which was described in the Company’s proxy statement for the Annual Meeting:

All of the directors nominated were reelected to terms expiring in 2013 by the following votes:

	For	Withheld	Broker
			Non-Votes

Richard A Brinkman	550,115	44,789	273,556
Stephen G. Clinton	585,557	9,347	273,556
Leonard L .Gundy	555,907	8,997	273,556

Enos L. Loader, David W. Kaufman and Robert D. Sensel each continued to serve as a director of the Corporation for terms expiring in 2012.

Additionally, the selection of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the 2012 fiscal year was ratified by the following vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes
865,862	25	2,573	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FFD FINANCIAL CORPORATION

By:	/s/ Robert R. Gerber
Robert R. Gerber
Senior Vice President, Chief Financial Officer and Treasurer

Date:  October 24, 2011